UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 1, 2016

PENN NATIONAL GAMING, INC.

Commission file number 000-24206

Incorporated Pursuant to the Laws of the Commonwealth of Pennsylvania

IRS Employer Identification No. 23-2234473

825 Berkshire Blvd., Suite 200

Wyomissing, PA 19610

610-373-2400

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.                                        Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On June 1, 2016, Penn National Gaming, Inc. (the “Company”) entered into executive agreements (collectively, the “Executive Agreements”) with Timothy J. Wilmott, the Company’s President and Chief Executive Officer, Jay A. Snowden, the Company’s Executive Vice President and Chief Operating Officer, and Carl Sottosanti, the Company’s Executive Vice President, General Counsel and Secretary. The Executive Agreements are effective as of June 13, 2016, the date the prior executive agreements with such named executive officers expire by their terms.

Mr. Wilmott’s Executive Agreement has a term of two years, unless earlier terminated. Mr. Snowden’s Executive Agreement has a term of three years, unless earlier terminated. Mr. Sottosanti’s Executive Agreement has a term of 30 months, unless earlier terminated.

In the event an executive’s employment is terminated without cause (as defined in the Executive Agreements) or by non-renewal of the Executive Agreement at the end of the term, the executive will be entitled to severance payments equal to (i) 24 months (18 months in the case of Mr. Sottosanti) of his annual base salary as of such date, paid in accordance with the Company’s regular payroll procedures, and (ii) 1.5 times the average of the last two full years’ bonuses paid to such executive based on the actual performance of the Company, paid at the time such next bonuses are paid to similarly situated executives after the termination date.

If, within 12 months (24 months in the case of Mr. Wilmott) after a change in control (as defined in the Executive Agreements), an executive is terminated without cause or resigns for good reason (as defined in the Executive Agreements), he will be entitled to receive a cash payment equal to two times the sum of (i) his annual base salary and (ii) the amount of his targeted bonus compensation, each at the rate in effect at the time of the change of control or the termination date, whichever is greater. To the extent that an executive receives a change in control payment, such executive will not be eligible to receive any additional cash severance in the event of a termination of employment during the employment term. Prior to receipt of any severance payments, the executive must execute a general release in favor of the Company and its affiliates.

The Executive Agreements also contain customary confidentiality, non-competition and non-solicitation provisions.  Each executive has agreed not to disclose or use the Company’s confidential information for a period of two years following termination.  Each executive has agreed not to compete with the Company within 150 miles of any facility in which the Company or its affiliates owns or operates or is actively seeking to own or operate a facility for a period of (i) 12 months (6 months in the case of Mr. Sottosanti) if the executive is terminated in a manner in which no severance is paid or (ii) 24 months (18 months in the case of Mr. Sottosanti) if the executive receives severance upon termination.  Each executive has agreed not to solicit or hire an executive or management level employee of the Company for a period of 18 months following termination.

The summary of the material terms of the Executive Agreements described above is qualified in its entirety by reference to each of the Executive Agreements, copies of which are attached hereto as Exhibits 10.1, 10.2 and 10.3 and are incorporated herein by reference.

Item 5.07.              Submission of Matters to a Vote of Security Holders.

The Company held its Annual Meeting of Shareholders (the “Annual Meeting”) on June 2, 2016, at 10:00 a.m., local time, at the offices of Ballard Spahr LLP, 1735 Market Street, 51st Floor, Philadelphia, Pennsylvania 19103.  Of the 81,218,649 shares of the Company’s common stock outstanding as of the close of business on April 1, 2016, the record date for the Annual Meeting, 78,241,591 shares, or approximately 96% of the total shares eligible to vote at the Annual Meeting, were represented in person or by proxy.  Three proposals were submitted to the shareholders at the Annual Meeting and are described in detail in the Company’s Proxy Statement for the Annual Meeting.  The following is a brief description of each matter voted upon at the Annual Meeting and the number of votes cast for, against or withheld, as well as the number of abstentions and broker non-votes, with respect to each matter, as applicable.

Election of Directors.  Each of Barbara Shattuck Kohn and Ronald J. Naples were elected to hold office, subject to the provisions of the Company’s bylaws, until the annual meeting of shareholders of the Company to be held in the year 2019 and until their respective successors are duly elected and qualified, as follows:

Director	Votes FOR	Votes WITHHELD	Broker Non-Votes
Barbara Shattuck Kohn	66,200,148	7,820,751	4,220,692
Ronald J. Naples	71,719,256	2,301,643	4,220,692

The term of office of each of Peter M. Carlino, Harold Cramer, David A. Handler, John M. Jacquemin, Jane Scaccetti and Timothy J. Wilmott continued following the meeting.

Ratification of Independent Registered Public Accountants.  The appointment of Ernst & Young LLP to act as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2016 was ratified, as follows:

Votes FOR	Votes AGAINST	Abstentions	Broker Non-Votes
77,753,976	479,744	7,871	—

Say-on-Pay.  The compensation paid to the Company’s named executive officers was approved on an advisory basis, as follows:

Votes FOR	Votes AGAINST	Abstentions	Broker Non-Votes
73,383,326	583,826	53,747	4,220,692

Item 9.01.             Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description

10.1	Executive Agreement, dated June 1, 2016 and effective as of June 13, 2016, by and between Penn National Gaming, Inc. and Timothy J. Wilmott

10.2	Executive Agreement, dated June 1, 2016 and effective as of June 13, 2016, by and between Penn National Gaming, Inc. and Jay A. Snowden

10.3	Executive Agreement, dated June 1, 2016 and effective as of June 13, 2016, by and between Penn National Gaming, Inc. and Carl Sottosanti

* * *

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: June 3, 2016	PENN NATIONAL GAMING, INC.

	By:	/s/Saul V. Reibstein
	Name:	Saul V. Reibstein
	Title:	Executive Vice President, Finance
Chief Financial Officer and Treasurer

EXHIBIT INDEX

Exhibit Number	Description

10.1	Executive Agreement, dated June 1, 2016 and effective as of June 13, 2016, by and between Penn National Gaming, Inc. and Timothy J. Wilmott

10.2	Executive Agreement, dated June 1, 2016 and effective as of June 13, 2016, by and between Penn National Gaming, Inc. and Jay A. Snowden

10.3	Executive Agreement, dated June 1, 2016 and effective as of June 13, 2016, by and between Penn National Gaming, Inc. and Carl Sottosanti